UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 28,2000


                     Commission file number 000-25523

                        ANONYMOUS DATA CORPORATION
            (Exact name of registrant as specified in charter)


Nevada                                            86-0857752
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

6170 W. Desert Inn
Las Vegas, Nevada                                 89146
(Address of Principal Executive Office)           (Zip Code)

                              (702) 221-0756
             (Registrant's Executive Office Telephone Number)

                                Copies To:

                           Donald J. Stoecklein
                      1850 E. Flamingo Rd., Suite 111
                          Las Vegas, Nevada 89119
                              (702) 794-2590


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Anonymous Data Corporation - Page Two



Item No. 1.    Changes in Control of Registrant.


The Board of Directors made the following changes:

1.   Adeana Shendal was appointed as Secretary and Treasurer


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.

No events to report.



Item No. 6.    Resignation of Registrant's Directors.


On January 20, 2000 Karen Cavallaro resigned as Secretary, Treasurer and Chief Financial Officer.


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

No events to report.

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Anonymous Data Corporation - Page Three

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Anonymous Data Corporation


By: /s/ James Beecham                             Dated:  January 31, 2000
       James Beecham, Chairman of the Board


By: /s/ Adeana Shendal                            Dated:  January 31, 2000
       Adeana Shendal , Secretary